AllianceBernstein Municipal Income Portfolios
                             - AllianceBernstein High Income Municipal Portfolio
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Supplement dated April 22, 2010 to the Prospectus dated January 29, 2010 of the
AllianceBernstein Municipal Income Portfolios offering Class A, Class C and Advisor Class shares (the "Prospectus") of the AllianceBernstein High Income Municipal Portfolio (the "Portfolio") and the Summary Prospectus dated January 29, 2010 offering Class A, Class C and Advisor Class shares (the "Summary Prospectus") of the Portfolio.

                                   * * * * *

The following information replaces certain information that was inadvertently misstated in the Prospectus under the heading "Investment Objective" of the Portfolio and in the Summary Prospectus under the heading "Investment Objective".

The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

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This Supplement should be read in conjunction with the Prospectus for the
Portfolios.

You should retain this Supplement with your Prospectus for future reference.

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